                                                                    EXHIBIT 31.1

       CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Greg Jarman, certify that:

1.   I have reviewed this annual report on Form 10-K of Omnicity Corp.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer(s) and I are  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and
     15d-15(f)) for the registrant and have:

     a.  Designed  such  disclosure  controls  and  procedures,  or caused  such
         disclosure   controls  and   procedures   to  be  designed   under  our
         supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

     b.  Designed such internal control over financial reporting, or caused such internal  control over  financial  reporting  to be designed  under our supervision,  to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external  purposes in accordance  with  generally  accepted  accounting principles;

     c.  Evaluated the effectiveness of the registrant's disclosure controls and procedures  and  presented  in this  report our  conclusions  about the effectiveness of the disclosure controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     d.  Disclosed  in this  report  any  change  in the  registrant's  internal control over financial  reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth quarter in the case of an annual  report) that has  materially  affected,  or is reasonably likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the Audit Committee of the registrant's Board of Directors (or persons performing the equivalent functions):

     a.  All significant  deficiencies and material  weaknesses in the design or operation  of internal  control  over  financial  reporting,  which are reasonably  likely to  adversely  affect  the  registrant's  ability to record, process, summarize and report financial information; and

     b.  Any fraud,  whether or not material,  that involves management or other employees  who have a  significant  role in the  registrant's  internal control over financial reporting.

Date: November 17, 2010

By: /s/Greg Jarman
    -------------------------------------------------
    Greg Jarman
    Chief Executive Officer, President and a director